Victory Portfolios III

Victory Extended Market Index Fund

(formerly, USAA® Extended Market Index Fund)

Supplement dated September 29, 2023

to the Summary Prospectus dated September 1, 2023

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT OBJECTIVE AND POLICY

The Victory Portfolios III Board of Trustees approved changes to the investment objective and principal investment strategy for the Victory Extended Market Index Fund (the "Fund"). Effective on or about December 1, 2023 (the "Effective Date"), VettaFi LLC will administer, calculate, and publish the Victory Extended Market Index, the new index that the Fund seeks to track.

Accordingly, on the Effective Date, the Fund will revise its investment objective and principal investment strategy as described below.

1.The disclosure found under the "Investment Objective" is deleted in its entirety and replaced with the following:

The Victory Extended Market Index Fund (the "Fund") seeks to match, before fees and expenses, the performance of all small- and mid-cap stocks as measured by the Victory Extended Market Index (the "Index").

2.The second paragraph found under the "Principal Investment Strategy" is deleted in its entirety and replaced with the following:

The Index is a market-cap weighted index consisting of the small- and mid-cap companies in the U.S. equity market. The Index consists of the securities within the VettaFi US Equity 3000 IndexSM ("Parent Index") after eliminating the largest 500 companies. The Parent Index measures the performance of the largest 3000 U.S. equity securities with readily available price data. The number of securities in the Index fluctuates and may be more or less than 2,500. As of August 31, 2023, the market capitalization range of the companies included in the Index was between $20 million and less than $15 billion. The size of companies in the Index changes with market conditions and the composition of the Index.

3.The average annual total return table found under the "Investment Performance" is deleted in its entirety and replaced with the following:

Average Annual Total Returns
(For the Periods Ended December 31, 2022)	1 Year	5 Years	10 Years
FUND SHARES Before Taxes	-24.03%	5.89%	9.86%
FUND SHARES After Taxes on Distributions	-25.50%	4.01%	8.08%
FUND SHARES After Taxes on Distributions and Sale of Fund Shares	-13.19%	4.66%	7.88%
Indices
Victory Extended Market Index	-19.90%	3.64%	8.15%
reflects no deduction for fees, expenses, or taxes
Wilshire 4500 Completion Index	-23.86%	6.20%	10.62%
reflects no deduction for fees, expenses, or taxes
Russell 3000® Index	-19.21%	8.79%	12.13%
reflects no deduction for fees, expenses, or taxes

If you wish to obtain more information, please call the Victory Funds at (800) 235-8396 or your financial advisor.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.